UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices)(Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

 (Name and address of agent for service)

Registrant's telephone number, including area code:

(631) 470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/13

Item 1.  Reports to Stockholders.

COPELAND RISK MANAGED DIVIDEND GROWTH FUND
COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Annual Report

November 30, 2013

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund or the Copeland International Risk Managed Dividend Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Copeland Risk Managed Dividend Growth Fund Annual Report

November 30, 2013

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2012 through November 30, 2013.

During the twelve month period, the Fund delivered a positive 29.9% return versus the 30.3% advance posted by the S&P 500 Index. Given the inherently defensive nature of dividend growth stocks we are pleased by the strong upside participation demonstrated by the Fund. Reflective of the robust market environment, our quantitative sector overlay dictated that the Fund maintain exposure to all nine sectors of the market in each of the past twelve months. The muted volatility observed over the past year is a welcome change as it minimizes Fund turnover and allows the historical outperformance of dividend growth stocks to come home to roost unabated.

Our sector weighting methodology dictates that we equal weight each of the investable sectors of the market. Viable sectors are determined by our binary quantitative overlay. We refrain from making any investment in sectors which carry a negative ranking. Our equal weighted methodology posed a slight headwind this year. Sectors such as Utilities and Materials, which underperformed the broader market, were a drag as they carry markedly greater weights in our equal weighted format as opposed to a market capitalization weighted format as is implemented by the S&P 500 Index. Our investments in master limited partnerships such as Sunoco Logistics and Genesis Energy, as a proxy for the Utilities sector, helped to mitigate this impact as each outperformed not only their constituent sector but the broader market as a whole. Similarly, our Materials holdings generated elevated performance relative to their sector peers.

The Fund was bolstered by its holdings in the Financial sector as Ameriprise Financial (AMP, 2.0% of holdings) and Bank of the Ozarks (OZRK, 2.1% of holdings) were top performers. Ameriprise Financial offers financial planning, asset management and insurance services to individuals and businesses. The company grew its earnings by a robust 32% over the past year as rising assets under management were bolstered by both market appreciation and net inflows. Aggressive buybacks of over 50 million shares in the past three years have also boosted reported earnings per share. Finally, the company rewarded shareholders with a dividend increase of over 40% in 2013.  Bank of the Ozarks is a regional bank based in Little Rock Arkansas with additional offices in Texas, Georgia, Florida, North Carolina, South Carolina and Alabama. The company has grown earnings in every year since 2008, posting gains even during the heart of the financial crisis. This atypical consistency is a testament to the disciplined lending practices at the bank. FDIC assisted acquisitions , whereby the assets of failed banks are shepherded to one in good standing, have also boosted earnings in recent years. We believe that such transactions carry low risks as the vast majority of potential losses are backstopped by the FDIC. More recently Bank of the Ozarks has benefitted from the creation of a real estate specialties group which has capitalized on the resurgent real estate market. The company hiked its dividend an impressive 44% last year.

Investments in the Financial sector were not without blemish as Fund holding Digital Realty (DLR, 0.0% of holdings) was the worst performer over the past year. The data center focused real estate investment trust repeatedly missed earnings expectations as heightened competition, attendant pricing pressure and heightened capital expenditure levels weighed on results. Low cost providers like Amazon are radically lowering the consumer cost of hosted cloud computing. We have sold all shares of Digital Realty from the Fund in favor of more attractive dividend growth opportunities. Another laggard during the period was Utilities holding Kinder Morgan (KMI, 1.6% of holdings). The pipeline behemoth owns the general partner and limited partner interests in both Kinder Morgan Energy Partners (KMP) and El Paso Pipeline Partners (EPB). With a project backlog approaching $15 billion, the company has a long runway of growth sustaining opportunities in front of it. Inside ownership is high and Kinder Morgan offers a robust and growing dividend payout. While rising rates heightens the appeal of competing fixed-income investments and raises Kinder Morgan's cost of capital, we find the pipeline company's history of dividend growth and current yield to be a compelling combination.

There is no question that the past year will be remembered as a fantastic one for equities. Aside from brief stumbles in June and August, the S&P 500 Index spent most of the past twelve months moving steadily higher, shrugging off fiscal, monetary, macroeconomic and geopolitical concerns at every turn. Today there appears to be growing conviction that the aggressive Quantitative Easing policies that the Federal Reserve undertook following the financial crisis have finally paid off. Economists in general appear to be more confident, predicting that the recovery has finally reached "cruising speed", propelled by improvement in drivers that once served as considerable drags. For example, with the end of the government sequester, some economists have speculated that government spending alone could accelerate 2014 US GDP growth by 0.2%.

In the aftermath of 2013, we expect a choppy start to the new year for global equity markets.  In the not too distant future, the Fed is likely to begin "tapering" its monthly purchases of Treasury securities. We believe that such a modification in government stimulus efforts would likely translate into a more subdued climate for stocks in the very short term - even without factoring in the inexorable rise of share prices last year.  Nonetheless, we believe stocks have the potential to produce attractive returns for investors once again in 2014, especially in relation to the paltry returns available in most fixed-income investments.

It is the steady improvement in the US economy, in our view the engine for global growth, that gives us grounds for optimism.  Three areas of the domestic economy are worth highlighting:  housing, autos, and capital expenditures.  The Case-Shiller Housing Index, a measure of existing residential house prices in 20 major metropolitan cities, rose 13.6% in 2013, its second yearly gain in succession.  After bottoming out at 10.4 million units in 2009, US auto sales reached 15.6 million units last year; with the age of the US auto fleet on the road currently an above-average 11+ years, there is good promise for the industry looking forward.  And finally, whether bolstered by the healthy build-up of cash on corporate balance sheets, or the resurgence of US-based manufacturing, we believe domestic capital expenditures are poised for a potential rebound after some years of pent-up demand.  Growth prospects appear somewhat less certain elsewhere, with the European recovery still quite subdued, and Japan dependent on the extraordinary financial stimulus measures of Prime Minister Abe.  We see little likelihood for a near term rebound in the Emerging Economies, where slowing Chinese growth, upward pressure on interest rates, and softness in commodity prices look likely to persist.

Our aforementioned observations notwithstanding, at Copeland we do not profess to be able to predict the future course of the stock market. At present, the Fund remains fully invested across all sectors of the S&P 500 Index as investor optimism abounds. Should the markets take a turn for the worse, however, the Fund possesses the critical ability to eliminate exposure to falling sectors, as dictated by our quantitative sector selection model, and ultimately to raise up to a 100% cash position in extreme cases. In the meantime, we continue to diligently monitor the health of our companies' competitive positions, cash flows, and capacity to raise dividends. Further, we are constantly scouring the universe of consistent dividend growers, seeking to ferret out worthwhile investment opportunities for potential inclusion in the Fund.

We are thankful for your support as we strive to generate results that reward you for investing with Copeland.

November 30, 2013

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.45% for CDGRX, 2.20% for CDCRX, and 1.30% for CDIVX, subject to possible recoupment from the Fund in future years.  Without the agreement, the expense ratio would be 1.55% for CDGRX, 2.30% for CDCRX and is 1.30% for CDIVX.  The maximum sales charge (load) for Class A is 5.75%.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

The S&P 500 Index:  an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Holdings are for informational purposes only and the forgoing should not be deemed a recommendation to buy or sell any security.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code:  0406-NLD-1/28/2014

* Footnote:  Cash percentage may differ from the Generally Accepted Accounting

Principals reflected in the Portfolio of Investments.

Top Five Performers thru 11/30/13	% of Portfolio at 11/30/13
AMERIPRISE FINANCIAL (AMP)	2.0%
BANK OF THE OZARKS (OZRK)	2.1%
BRINKER INTERNATIONAL (EAT)	2.3%
POLARIS INDUSTRIES (PII)	2.4%
LOCKHEED MARTIN (LMT)	1.8%

Bottom Five Performers thru 11/30/13	% of Portfolio at 11/30/13
DIGITAL REALTY TRUST (DLR)	0.0%
KINDER MORGAN (KMI)	1.6%
COACH (COH)	0.0%
NU SKIN ENTERPRISES (NUS)	0.0%
XILINX (XLNX)	1.7%

Top Ten Holdings - 11/30/13	% of Portfolio
ECOLAB (ECL)	2.5%
HELMERICH & PAYNE (HP)	2.5%
CARDINAL HEALTH (CAH)	2.4%
POLARIS INDUSTRIES (PII)	2.4%
VISA (V)	2.4%
NEWMARKET (NEU)	2.4%
QUALCOMM (QCOM)	2.4%
CVS CAREMARK (CVS)	2.4%
NATIONAL OILWELL VARCO (NOV)	2.3%
BRINKER INTERNATIONAL (EAT)	2.3%

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland International Risk Managed Dividend Growth Fund Annual Report

November 30, 2013

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the International Risk Managed Dividend Growth Fund since its inception on December 17, 2012 through November 30, 2013.  During this time period the Fund delivered a positive 10.1% return versus the 15.4% gain recorded by the MSCI All-Country World ex-US Index, its benchmark.  The relative performance shortfall occurred principally during the final quarter of the period, when international markets moved sharply higher, gaining in excess of 10% in just three months.

Segments of the market contributing favorably to Fund results in the period included Basic Materials and Financials.  Falling commodity prices, a reflection of decelerating growth in China, resulted in declines in the overall Basic Materials sector over the past twelve months.  Copeland's commitment to dividend growth stocks, which can often provide resilience in challenging market climates, enabled Fund holdings in the Basic Materials sector to fall less than the overall market. The Fund's position in Fuchs Petrolub (0.0% of holdings), the largest independent producer of lubricants, boosted overall Fund performance prior to being sold during the course of the year.  In addition to its financial strength, permitting healthy growth in its dividend over time, the company's sensitivity to commodity prices is quite limited.  In contrast, the Fund's position in global mining giant BHP Billiton (0.0% of holdings), was a slight drag on performance specifically owing to its exposure to price weakness in key commodities.  Within Financials, the Fund benefited from performance in holdings in the United Kingdom, including Aberdeen Asset Management (2.4% of holdings).  The former, the best known of the Scottish asset management firms, announced the acquisition of competitor Scottish Widows Investment Partnership, a premier asset manager previously owned by Lloyds Banking Group plc.  We believe that the deal is likely to provide in-market cost savings opportunities, as well as product diversification benefits.  Within the sector, the Fund's holding in Intact Financial (0.00% of holdings), a leading property & casualty insurer in Canada, was a detractor to results owing in part to the slowing economic growth and the increasing competition in the Canadian insurance market.

Detractors to overall Fund performance included results within the Consumer Discretionary sector, the strongest performing group in the market during the period, and the Utilities sector.  British Sky Broadcasting Group plc (0.0% of holdings), the giant UK-based satellite broadcaster, was sold during the year following the announcement of a competing offering to the company's lucrative UK professional soccer coverage.  Historically a company with valuable media content and substantial customer loyalty, the broadcaster is facing a daunting prospect of sharply rising content costs in the face of a sea change to the competitive landscape.  An offsetting Fund holding in the sector, Whitbread plc (0.00% of holdings), was a nice contributor to performance owing to the accelerating growth of its British chain of coffee shops, Costa.  Among Fund holdings in the Utility sector, Enbridge (0.00% of holdings) was a notable laggard, as the Canadian energy and transportation suffered under the rising interest rate environment experienced during the year.  We continue to favor the stock, which is a clear beneficiary of increased logistical demands associated with growing energy independence in North America, and provides the potential for consistent dividend growth going forward.  Partially negating this was the Fund's holding in Vodafone plc (0.00% of holdings) which rose sharply during the year following the company's announcement of the sale of its 45% stake in Verizon Wireless, the US cellular operation of Verizon Communications.

Under normal market conditions, the Fund targets an 80% weight in Developed Markets and 20% in Emerging Markets. Within each of the Developed Market and Emerging Market regions, the Fund utilizes Copeland's risk management overlay to determine sector allocation.  Copeland's quantitative model generates "buy" and "sell" sector signals in each region based on volatility-adjusted moving averages.  The Fund takes an equal weighted approach to all "buy" rated sectors in the quantitative model, irrespective of their relative weights within the benchmark.  No investment exposure is maintained in sectors with a negative ranking, as dictated by our quantitative sector selection model; during the summer months of 2013, "sell" signals in a number of Emerging Market sectors resulted in a below-target weighting to the region.

Looking to 2014, we expect a choppy start to the new year for global equity markets.  The US government is in the midst of launching its well flagged “tapering” initiative, involving reduced monthly purchases of Treasury securities.  As Wall Street adjusts to this modification in government stimulus efforts, it would not be surprising to see a more subdued climate for stocks in the very short term.   Nonetheless, we believe stocks have the potential to produce attractive returns for investors once again this year, especially in relation to the paltry returns available in most fixed-income investments.

It is the steady improvement in the US economy, in our view the likely engine for global growth, that gives us grounds for optimism.  Three areas of the domestic economy are worth highlighting:  housing, autos, and capital expenditures.  The Case-Shiller Housing Index, a measure of existing residential house prices in 20 major metropolitan cities, rose 13.6% in 2013, its second yearly gain in succession.  After bottoming out at 10.4 million units in 2009, US auto sales reached 15.6 million units last year; with the age of the US auto fleet on the road currently an above-average 11+ years, there is good promise for the industry looking forward.  And finally, whether bolstered by the healthy build-up of cash on corporate balance sheets, or the resurgence of US-based manufacturing, we believe domestic capital expenditures are poised for a potential rebound after some years of pent-up demand.  Growth prospects appear somewhat less certain elsewhere, with the European recovery still quite subdued, and Japan dependent on the extraordinary financial stimulus measures of Prime Minister Abe.  Nonetheless, both regions appear to be in an earlier phase of the recovery cycle, are likely to benefit from US-led economic growth, and offer an increasing array of potentially attractive dividend growth investments.  We see little likelihood for a near term rebound in the Emerging Economies, where slowing Chinese growth, upward pressure on interest rates, and softness in commodity prices look likely to persist.

Regardless of the near term direction of markets, we at Copeland continue to focus intently on the capacity of all companies held in the Fund to raise dividends, a function of their ongoing financial health and competitive positioning.  Meanwhile, we seek to identify new potential investment opportunities by closely monitoring the universe of consistent non-US dividend growers.  We are hopeful that our dividend growth philosophy, with its balance of growth orientation and defensive characteristics, will serve shareholders well in the future.

Thank you for your support of Copeland.

November 30, 2013

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.60% for IDVGX, 2.35% for IDVCX, and 1.45% for IDVIX, subject to possible recoupment from the Fund in future years.  Without the agreement, the expense ratio would be 7.74% for IDVGX, 8.49% for IDVCX, and 7.59% for IDVIX.  The maximum sales charge (load) for Class A is 5.75%.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

MSCI All Country World Ex-US Index (“MSCI ACWI Ex-US”) – This Index is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. Morgan Stanley Capital International is the owner of the trademark service marks and copyrights of the MSCI ACWI Ex-US.

Holdings are for informational purposes only and the forgoing should not be deemed a recommendation to buy or sell any security.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code:  0407-NLD-1/28/2014

* Footnote:  Cash percentage may differ from the Generally Accepted Accounting

Principals reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio at 11/30/13
YAHOO JAPAN CORP	1.9%
COPA HOLDINGS SA	2.5%
KDDI CORP	0.0%
FUCHS PETROLUB SE	0.0%
SAMSUNG ELECTRIC	0.0%

Bottom Five Performers	% of Portfolio at 11/30/13
JARDINE MATHESON HLDGS	2.2%
BRITISH SKY BROADCASTING	0.0%
PADDY POWER	2.2%
SOFTWARE AG	0.0%
MTN GROUP LTD	0.0%

Top Ten Holdings - 11/30/13	% of Portfolio
COSMOS PHARMACEUTICALS	2.9%
CAPITA	2.9%
INDUSTRIA DE DISENO TEXTIL	2.9%
GN STORE NORD A/S	2.8%
AMMB HOLDINGS BHD	2.7%
TELENOR ASA	2.7%
JAPAN TOBACCO	2.7%
CRODA INTERNATIONAL	2.6%
COPA HOLDINGS SA	2.5%
COLOPLAST A/S	2.5%

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland Risk Managed Dividend Growth Fund

Portfolio Review (Unaudited)

December 28, 2010* through November 30, 2013

Average Annualized Total Returns as of November 30, 2013	One Year	Since Inception Class A	Since Inception Class C	Since Inception Class I
Copeland Risk Managed Dividend Growth Fund:
Class A
Without sales charge	29.87%	13.47%	-	-
With sales charge+	22.41%	11.19%	-	-
Class C	28.89%	-	18.84%	-
Class I	N/A	-	-	20.04%
S&P 500	30.30%	15.63%	22.43%	20.83%
Russell 3000	30.12%	15.65%	23.18%	21.49%

________

* Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.45%,  2.20% and 1.30%  of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

.

Copeland International Risk Managed Dividend Growth Fund

Portfolio Review (Unaudited)

December 17, 2012* through November 30, 2013

Average Non-Annualized Total Returns as of November 30, 2013	Since Inception
Copeland International Risk Managed Dividend Growth Fund:
Class A
Without sales charge	10.10%
With sales charge+	3.77%
Class C	9.50%
Class I	10.20%
MSCI ACW ex US Index (net)	15.42%

________

* The Fund commenced operations December 17, 2012.

+ Adjusted for initial maximum sales charge of 5.75%.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.60%,  2.35% and 1.45%  of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2013
Shares		Market Value
	COMMON STOCK - 99.34%
	AEROSPACE/DEFENSE - 1.82%
64,494	Lockheed Martin Corp.	$ 9,136,865

	AGRICULTURE - 1.71%
100,250	Philip Morris International, Inc.	8,575,385

	BANKS - 2.12%
189,803	Bank of the Ozarks, Inc.	10,657,439

	CHEMICALS - 11.40%
102,298	Airgas, Inc.	11,112,632
155,329	Albemarle Corp.	10,672,656
116,536	Ecolab, Inc.	12,489,163
96,893	Monsanto Co.	10,980,884
37,223	NewMarket Corp.	12,058,391
		57,313,726
	COMMERCIAL SERVICES - 1.63%
105,165	Chemed Corp.	8,195,508

	COMPUTERS - 4.28%
135,633	Accenture PLC - Cl. A	10,507,488
194,006	Jack Henry & Associates, Inc.	11,013,721
		21,521,209
	DISTRIBUTION/WHOLESALE - 2.11%
41,144	WW Grainger, Inc.	10,611,860

	DIVERSIFIED FINANCIAL SERVICES - 7.73%
93,758	Ameriprise Financial, Inc.	10,149,304
187,108	Lazard Ltd. - Cl. A	7,808,017
109,850	T Rowe Price Group, Inc.	8,838,531
59,464	Visa, Inc. - Cl. A	12,098,545
		38,894,397
	ELECTRIC - 1.61%
194,401	Wisconsin Energy Corp.	8,120,130

	HEALTHCARE-PRODUCTS - 3.65%
132,746	Baxter International, Inc.	9,086,464
135,600	Covidien PLC	9,256,056
		18,342,520
	HOUSEHOLD PRODUCTS/WARES - 2.05%
157,714	Church & Dwight Co., Inc.	10,290,839

	INSURANCE - 2.13%
256,195	AmTrust Financial Services, Inc.	10,711,513

	LEISURE TIME - 2.42%
91,296	Polaris Industries, Inc.	12,185,277

	MACHINERY-CONSTR&MINING - 1.46%
86,963	Caterpillar, Inc.	7,357,070

	MACHINERY-DIVERSIFIED -3.69%
74,876	Cummins, Inc.	9,910,587
119,923	Nordson Corp.	8,648,847
		18,559,434

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013
Shares		Market Value
	MEDIA - 2.21%
230,980	Comcast Corp.	$ 11,121,687

	OIL & GAS - 8.70%
78,245	Chevron Corp.	9,580,318
159,950	Helmerich & Payne, Inc.	12,316,150
112,536	Occidental Petroleum Corp.	10,686,418
322,002	Suncor Energy, Inc.	11,167,029
		43,749,915
	OIL&GAS SERVICES - 2.34%
144,639	National Oilwell Varco, Inc.	11,788,078

	PHARMACEUTICALS - 6.08%
237,062	Abbott Laboratories	9,053,398
188,876	Cardinal Health, Inc.	12,201,389
52,052	Novo Nordisk A/S - ADR	9,303,254
		30,558,041
	PIPELINES - 9.09%
191,977	Enbridge, Inc.	7,936,329
170,216	Genesis Energy LP	8,830,806
225,013	Kinder Morgan, Inc.	7,996,962
189,749	ONEOK, Inc.	11,018,724
140,226	Sunoco Logistics Partners LP	9,925,196
		45,708,017
	REITS - 1.66%
254,979	Omega Healthcare Investors, Inc.	8,335,263

	RETAIL - 13.57%
243,725	Brinker International, Inc.	11,462,387
153,963	Casey's General Store,s Inc.	11,457,926
89,262	Costco Wholesale Corp.	11,196,133
176,542	CVS Caremark Corp.	11,821,252
150,339	PetSmart, Inc.	11,141,623
177,896	TJX Cos, Inc.	11,186,100
		68,265,421
	SEMICONDUCTORS - 4.05%
161,581	QUALCOMM, Inc.	11,889,130
190,828	Xilinx, Inc.	8,478,488
		20,367,618
	TRANSPORTATION - 1.83%
56,935	Union Pacific Corp.	9,225,749

	TOTAL COMMON STOCK	499,592,961
	(Cost - $401,743,668)

	SHORT-TERM INVESTMENTS - 1.23%
6,192,051	Fifth Third US Treasury Money Market Fund, 0.00% +	6,192,051
	TOTAL SHORT-TERM INVESTMENTS	6,192,051
	(Cost - $6,192,051)

	TOTAL INVESTMENTS - 100.57%
	(Cost - $407,935,719) (a)	$ 505,785,012
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.57) %	$ (2,859,577)
	NET ASSETS - 100.00%	$ 502,925,435

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013

+ Money market fund; Interest rate reflects seven-day effective yield on November 30, 2013. ADR - American Depositary Receipt
REITS - Real Estate Investment Trusts

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $406,679,485 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:		$ 100,297,412
Unrealized Depreciation:		(1,191,885)
Net Unrealized Appreciation:		$ 99,105,527

Portfolio Composition as of November 30, 2013 (Unaudited)
	Percent of Net Assets
Energy	20.12%
Consumer, Cyclical	18.11%
Consumer, Non-cyclical	15.10%
Financial	13.64%
Basic Materials	11.40%
Industrial	8.80%
Technology	8.33%
Communications	2.21%
Utilities	1.61%
Funds	1.23%
Liabilities in Excess of Other Assets	(0.57)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2013
Shares		Market Value
	COMMON STOCK - 96.84%
	AEROSPACE/DEFENSE - 2.08%
51,430	Cobham PLC	$ 222,270

	AGRICULTURE - 2.66%
8,387	Japan Tobacco, Inc.	283,889

	AIRLINES - 2.51%
1,772	Copa Holdings SA - Cl. A	268,316

	APPAREL - 2.46%
69,578	Shenzhou International Group Holdings Ltd.	262,989

	BANKS - 4.87%
125,190	AMMB Holdings Bhd	287,475
4,977	Svenska Handelsbanken AB	231,684
		519,159
	BEVERAGES - 2.18%
5,544	Coca-Cola Enterprises, Inc.	232,515

	BUILDING MATERIALS - 4.19%
2,774	HeidelbergCement AG	217,036
146,096	Indocement Tunggal Prakarsa Tbk PT	229,917
		446,953
	CHEMICALS - 3.92%
7,148	Croda International PLC	271,580
2,970	Sasol Ltd.	147,083
		418,663
	COMMERCIAL SERVICES - 5.12%
11,241	Babcock International Group PLC	240,733
18,744	Capita PLC	305,651
		546,384
	COMPUTERS - 2.21%
3,047	Accenture PLC - Cl. A	236,051

	DIVERSIFIED FINANCIAL SERVICES - 4.28%
30,314	Aberdeen Asset Management PLC	243,734
22,253	IG GROUP HOLDINGS PLC	212,707
		456,441
	ENGINEERING&CONSTRUCTION - 2.09%
33,791	Cheung Kong Infrastructure Holdings Ltd.	222,808

	ENTERTAINMENT - 2.20%
3,048	Paddy Power PLC	235,176

	FOOD - 1.99%
3,911	Viscofan SA	211,826

	HEALTHCARE-PRODUCTS - 6.81%
4,052	Coloplast A/S	266,262
3,269	Covidien PLC	223,142
17,815	Smith & Nephew PLC	237,444
		726,848
	HEALTHCARE-SERVICES - 1.42%
36,871	Bangkok Dusit Medical Services PCL	151,073

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013
Shares		Market Value
	HOLDING COMPANIES-DIVERS - 2.21%
4,670	Jardine Matheson Holdings Ltd.	$ 235,872

	HOUSEHOLD PRODUCTS/WARES - 2.22%
2,957	Reckitt Benckiser Group PLC	237,385

	INSURANCE - 2.26%
3,765	Intact Financial Corp.	241,579

	INTERNET - 1.93%
42,508	Yahoo Japan Corp.	205,428

	LODGING - 2.30%
4,218	Whitbread PLC	245,915

	OIL & GAS - 5.37%
5,530	Canadian Natural Resources Ltd.	180,574
2,347	Lukoil - ADR	146,030
7,081	Suncor Energy, Inc.	246,397
		573,001
	OIL & GAS SERVICES - 2.18%
12,556	AMEC PLC	232,176

	PHARMACEUTICALS - 3.47%
1,227	Novo Nordisk A/S - ADR	219,729
3,688	Teva Pharmaceutical Industries Ltd. - ADR	150,323
		370,052
	PIPELINES - 2.16%
5,560	Enbridge, Inc.	230,748

	RETAIL - 7.64%
2,911	Cosmos Pharmaceutical Corp.	311,757
1,910	Inditex SA	305,197
14,432	USS Co. Ltd.	198,693
		815,647
	TELECOMMUNICATIONS - 12.18%
38,154	BT Group PLC	233,081
12,279	GN Store Nord A/S	293,130
11,910	Telenor ASA	286,286
6,652	TELUS Corp.	236,620
67,631	Vodafone Group PLC *	250,891
		1,300,008
	TRANSPORTATION - 1.92%
1,806	Canadian National Railway Co.	204,663

	TOTAL COMMON STOCK	10,333,835
	(Cost - $10,242,471)

	SHORT-TERM INVESTMENTS - 2.52%
268,729	Federated Treasury Obligations Fund, 0.00% +	268,729
	TOTAL SHORT-TERM INVESTMENTS	268,729
	(Cost - $268,729)

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013
			Market Value
	TOTAL INVESTMENTS - 99.36%
	(Cost - $10,511,200) (a)		$ 10,602,564
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.64%		68,029
	NET ASSETS - 100.00%		$ 10,670,593

+ Money market fund; Interest rate reflects seven-day effective yield on November 30, 2013. ADR - American Depositary Receipt
REITS - Real Estate Investment Trusts

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $10,512,707 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 318,496
		Unrealized Depreciation:	(228,639)
	Net Unrealized Appreciation:		$ 89,857

Portfolio Composition as of November 30, 2013 (Unaudited)
		Percent of Net Assets
	Consumer, Non-cyclical	25.86%
	Consumer, Cyclical	17.13%
	Communications	14.11%
	Financial	11.41%
	Industrial	10.28%
	Energy	9.71%
	Basic Materials	3.92%
	Funds	2.52%
	Technology	2.21%
	Diversified	2.21%
	Assets in Excess of Other Assets	0.64%
	Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2013
		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$ 407,935,719	$ 10,511,200
Investments in Securities, at Market Value	$ 505,785,012	$ 10,602,564
Foreign Cash (Cost $995)	-	995
Dividends and Interest Receivable	786,042	19,075
Due from Investment Adviser	-	12,708
Receivable for Fund Shares Sold	559,270	-
Prepaid Expenses and Other Assets	55,890	63,422
Total Assets	507,186,214	10,698,764

Liabilities:
Payable for Securities Purchased	3,195,927	-
Payable for Fund Shares Redeemed	469,877	-
Payable to Investment Adviser	376,479	-
Accrued Distribution Fees	130,238	2,653
Payable to Other Affiliates	47,473	4,491
Accrued Expenses and Other Liabilities	40,785	21,027
Total Liabilities	4,260,779	28,171

Net Assets	$ 502,925,435	$ 10,670,593

Composition of Net Assets:
At November 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 388,349,500	$ 10,585,556
Undistributed Net Investment Income (Loss)	2,779,402	(6,445)
Accumulated Net Realized Gain (Loss) From Security
and Foreign Currency Transactions	13,947,240	(1,395)
Net Unrealized Appreciation on Investments
and Foreign Currency Translations	97,849,293	92,877
Net Assets	$ 502,925,435	$ 10,670,593

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENT OF ASSETS AND LIABILITIES (Continued)
November 30, 2013
Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$ 443,821,778	$ 8,115,517
Shares Outstanding (no par value; unlimited number
of shares authorized)	31,259,435	736,932

Net Asset Value and Redemption Price Per Share*	$ 14.20	$ 11.01
Offering Price Per Share (NAV/0.9425)	$ 15.07	$ 11.68

Class C Shares:
Net Assets	$ 52,399,359	$ 1,708,268
Shares Outstanding (no par value; unlimited number
of shares authorized)	3,715,222	156,071

Net Asset Value, Offering Price and Redemption Price Per Share*	$ 14.10	$ 10.95

Class I Shares:
Net Assets	$ 6,704,298	$ 846,808
Shares Outstanding (no par value; unlimited number
of shares authorized)	471,517	76,857

Net Asset Value, Offering Price and Redemption Price Per Share*	$ 14.22	$ 11.02

___________
*The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds' minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2013
		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund *
Investment Income:
Dividend Income (Less $42,975 and $4,350 Foreign Taxes Withholding, respectively)	$ 8,717,003	$ 43,793
Interest Income	358	24
Total Investment Income	8,717,361	43,817

Expenses:
Investment Advisory Fees	3,851,532	24,185
Distribution Fees - Class A	869,905	3,423
Transfer Agent Fees	256,073	6,600
Distribution Fees - Class C	359,329	2,398
Administration Fees	313,470	7,145
Trustees' Fees	169,109	22,002
Fund Accounting Fees	75,163	30,838
Registration & Filing Fees	77,781	74,832
Printing Expense	67,590	9,392
Miscellaneous Expenses	29,022	1,974
Legal Fees	59,614	18,855
Custody Fees	32,844	17,605
Chief Compliance Officer Fees	25,801	2,575
Insurance Expense	13,684	19
Audit Fees	15,602	12,502
Shareholder Servicing Fee	9,313	-
Total Expenses	6,225,832	234,345
Less: Fees Waived/Expenses Reimbursed by Adviser	(368,688)	(198,253)
Net Expenses	5,857,144	36,092
Net Investment Income	2,860,217	7,725

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions	14,518,795	6,071
Foreign Currency Transactions	4,878	10,123
Foreign Currency Exchange Contracts	-	(34,551)
	14,523,673	(18,357)
Net Change in Unrealized Appreciation on:
Securities	82,415,427	91,364
Foreign Currency Exchange Contracts	-	1,513
	82,415,427	92,877
Net Realized and Unrealized Gain on Investments and
Foreign Currency Transactions	96,939,100	74,520

Net Increase in Net Assets Resulting From Operations	$ 99,799,317	$ 82,245

_______
*The Copeland International Risk Managed Dividend Growth Fund commenced operations on December 17, 2012.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2013	November 30, 2012
Operations:
Net Investment Income	$ 2,860,217	$ 3,471,567
Net Realized Gain on Investments and Foreign Currency Transactions	14,523,673	2,243,250
Net Change in Unrealized Appreciation on Investments	82,415,427	13,995,801
Net Increase in Net Assets Resulting From Operations	99,799,317	19,710,618

Distributions to Shareholders From:
Net Investment Income
Class A ($0.04 and $0.10 per share, respectively)	(1,052,766)	(2,736,004)
Class C ($0.00 ^ and $0.06 per share, respectively)	(5,673)	(97,806)
Class I ($0.03 and $0.00 per share, respectively)	(161)	-
	(1,058,600)	(2,833,810)
Net Realized Gains
Class A ($0.02 and $0.00 per share, respectively)	(505,141)	-
Class C ($0.02 and $0.00 per share, respectively)	(49,827)	-
Class I ($0.02 and $0.00 per share, respectively)	(124)	-
	(555,092)	-
Total Distributions to Shareholders	(1,613,692)	(2,833,810)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (12,658,032 and 25,732,271 shares, respectively)	160,763,109	272,233,492
Distributions Reinvested (122,566 and 236,718 shares, respectively)	1,434,108	2,518,653
Cost of Shares Redeemed (8,193,158 and 9,851,399 shares, respectively)	(100,326,034)	(105,481,331)
Redemption Fees	10,496	23,970
Total Class A Shares	61,881,679	169,294,784

Class C
Proceeds from Shares Issued (1,947,047 and 2,316,482 shares, respectively)	24,817,720	24,819,853
Distributions Reinvested (4,342 and 8,391 shares, respectively)	52,273	88,624
Cost of Shares Redeemed (467,681 and 93,359 shares, respectively)	(5,901,613)	(1,004,099)
Redemption Fees	1,095	377
Total Class C Shares	18,969,475	23,904,755

Class I
Proceeds from Shares Issued (478,658 and 0 shares, respectively)	6,473,654	-
Distributions Reinvested (23 and 0 shares, respectively)	286	-
Cost of Shares Redeemed (7,164 and 0 shares, respectively)	(92,624)	-
Redemption Fees	44	-
Total Class I Shares	6,381,360	-

Total Beneficial Interest Transactions	87,232,514	193,199,539

Increase in Net Assets	185,418,139	210,076,347

Net Assets:
Beginning of Period	317,507,296	107,430,949
End of Period**	$ 502,925,435	$ 317,507,296

**Includes undistributed net investment income of:	$ 2,779,402	$ 724,677
______
^ Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period
Ended
November 30, 2013 *
Operations:
Net Investment Income	$ 7,725
Net Realized Loss on Investments and Foreign Currency Transactions	(18,357)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	92,877
Net Increase in Net Assets Resulting From Operations	82,245

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (740,411 shares)	8,140,316
Cost of Shares Redeemed (3,479 shares)	(37,139)
Redemption Fees	10
Total Class A Shares	8,103,187

Class C
Proceeds from Shares Issued (156,071 shares)	1,695,511
Total Class C Shares	1,695,511

Class I
Proceeds from Shares Issued (78,739 shares)	810,040
Cost of Shares Redeemed (1,882 and 0 shares, respectively)	(20,399)
Redemption Fees	9
Total Class I Shares	789,650

Total Beneficial Interest Transactions	10,588,348

Increase in Net Assets	10,670,593

Net Assets:
Beginning of Period	-
End of Period**	$ 10,670,593

**Includes undistributed net investment loss of:	$ (6,445)
______
*The Fund commenced operations on December 17, 2012.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year		Year		Period
	Ended		Ended		Ended
	November 30, 2013		November 30, 2012		November 30, 2011*

Net Asset Value, Beginning of Period	$ 10.99		$ 10.18		$ 10.00

Increase From Operations:
Net investment income (a)	0.10		0.14		0.07
Net gain from securities
(both realized and unrealized)	3.17		0.77		0.15
Total from operations	3.27		0.91		0.22

Distributions to shareholders from:
Net investment income	(0.04)		(0.10)		(0.04)
Net realized gains	(0.02)		-		-
Total distributions	(0.06)		(0.10)		(0.04)

Redemption fees	0.00	(e)	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 14.20		$ 10.99		$ 10.18

Total Return (b)	29.87%		9.01%		2.19%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 443,822		$ 293,049		$ 107,431
Ratio of expenses to average net assets:
before reimbursement	1.55%		1.57%		2.88%	(c)
net of reimbursement	1.45%		1.45%		1.45%	(c)
Ratio of net investment income to average net assets	0.81%		1.31%		0.73%	(c)
Portfolio turnover rate	39%		139%		382%	(d)

__________
*Class A commenced operations on December 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year		Period
	Ended		Ended
	November 30, 2013		November 30, 2012 *

Net Asset Value, Beginning of Period	$ 10.96		$ 10.23

Increase From Operations:
Net investment income (a)	0.01		0.07
Net gain from securities
(both realized and unrealized)	3.15		0.72
Total from operations	3.16		0.79

Distributions to shareholders from:
Net investment income	0.00	(e)	(0.06)
Net realized gains	(0.02)		-
Total distributions	(0.02)		(0.06)

Redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 14.10		$ 10.96

Total Return (b)	28.89%		7.77%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 52,399		$ 24,459
Ratio of expenses to average net assets:
before reimbursement	2.30%		2.34%	(c)
net of reimbursement	2.20%		2.20%	(c)
Ratio of net investment income to average net assets	0.06%		0.70%	(c)
Portfolio turnover rate	39%		139%	(d)

__________
*Class C commenced operations on January 5, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Period
	Ended
	November 30, 2013 *

Net Asset Value, Beginning of Period	$ 11.89

Increase From Operations:
Net investment income (a)	0.09
Net gain from securities
(both realized and unrealized)	2.29
Total from operations	2.38

Distributions to shareholders from:
Net investment income	(0.03)
Net realized gains	(0.02)
Total distributions	(0.05)

Net Asset Value, End of Period	$ 14.22

Total Return (b)	20.04%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 6,704
Ratio of expenses to average net assets:
before reimbursement	1.30%	(c)
net of reimbursement	1.30%	(c)
Ratio of net investment income to average net assets	1.06%	(c)
Portfolio turnover rate	39%	(d)

__________
*Class I commenced operations on March 1, 2013.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A
	Period
	Ended
	November 30, 2013 *

Net Asset Value, Beginning of Period	$ 10.00

Increase From Operations:
Net investment income (a)	0.04
Net gain from securities
(both realized and unrealized)	0.97
Total from operations	1.01

Redemption fees	0.00	(e)

Net Asset Value, End of Period	$ 11.01

Total Return (b)	10.10%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,116
Ratio of expenses to average net assets:
before reimbursement	7.74%	(c)
net of reimbursement	1.60%	(c)
Ratio of net investment income to average net assets	0.36%	(c)
Portfolio turnover rate	68%	(d)

__________
*Class A commenced operations on December 17, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class C
	Period
	Ended
	November 30, 2013 *

Net Asset Value, Beginning of Period	$ 10.00

Increase From Operations:
Net investment income (a)	(0.03)
Net gain from securities
(both realized and unrealized)	0.98
Total from operations	0.95

Net Asset Value, End of Period	$ 10.95

Total Return (b)	9.50%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 1,708
Ratio of expenses to average net assets:
before reimbursement	8.49%	(c)
net of reimbursement	2.35%	(c)
Ratio of net investment income to average net assets	(0.39)%	(c)
Portfolio turnover rate	68%	(d)

__________
*Class C commenced operations on December 17, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Period
	Ended
	November 30, 2013 *

Net Asset Value, Beginning of Period	$ 10.00

Increase From Operations:
Net investment income (a)	0.06
Net gain from securities
(both realized and unrealized)	0.96
Total from operations	1.02

Redemption fees	(0.00)	(e)

Net Asset Value, End of Period	$ 11.02

Total Return (b)	10.20%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 847
Ratio of expenses to average net assets:
before reimbursement	17.85%	(c)
net of reimbursement	1.45%	(c)
Ratio of net investment income to average net assets	0.59%	(c)
Portfolio turnover rate	68%	(d)

__________
*Class I commenced operations on December 17, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

1.

ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) is a non-diversified series of Copeland Trust (the “Trust”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”) is a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware.  The investment objective of each fund is to seek long-term capital appreciation and income while preserving capital.

The Funds currently offer Class A, Class C and Class I shares.  Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months.  Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.  The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2013 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 499,592,961	$ -	$ -	$ 499,592,961
Short-term Investment	6,192,051	-	-	6,192,051
Total:	$ 505,785,013	$ -	$ -	$ 505,785,013

Copeland International Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 2,596,958	$ 7,736,877	$ -	$ 10,333,835
Short-term Investment	268,729	-	-	268,729
Total:	$ 2,865,687	$ 7,736,877	$ -	$ 10,602,564

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

           * Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2011-2012) or expected to be taken in the Funds’ 2013 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the International Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the period ended November 30, 2013, International Fund had a net realized loss of $34,551 on forward currency contracts.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.   Prior to April 1, 2013, the Domestic Fund made distributions of net investment income, if any, on a quarterly basis.  The Funds will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

Indemnification – The Funds indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”).  Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% and 1.10% for the Domestic Fund and the International Fund, respectively, of the average daily net assets of each Fund.  For the period ended November 30, 2013, the Adviser earned advisory fees of $3,851,532 and $24,185 for the Domestic Fund and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2015, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund average daily net assets for Class A, Class C  and Class I shares, respectively and 1.60%, 2.35% and 1.45% of the International Fund average daily net assets for Class A, Class C  and Class I shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years.  For the period ended November 30, 2013, the Adviser waived fees/reimbursed expenses of $368,688 and $198,253 for the Domestic Fund and International Fund, respectively.  As of November 30 2013, the cumulative expenses subject to recapture amounted to $1,016,372 and $198,253 for the Domestic Fund and International Fund, respectively, and will expire on November 30 of the years indicated below.

Copeland Risk Managed Dividend Growth Fund
2014	2015	2016
$327,957	$319,727	$368,688

Copeland International Risk Managed Dividend Growth Fund
2016
$198,253

Pursuant to separate servicing agreements with GFS, the Funds pays GFS fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives fees from the Funds.

Distributor – The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the period ended November 30, 2013, the 12b-1 fees accrued amounted to $869,905 and $359,329 for the Domestic Fund for Class A and Class C shares, respectively and $3,423 and $2,398 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund.  The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2013 neither Fund accrued or paid any fees associated with the Shareholder Service Plan.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended November 30, 2013, the Distributor received $697,258 in underwriting commissions for sales of Class A shares, of which $93,070 was retained by the principal underwriter or other affiliated broker-dealers for the Domestic Fund and $39,945 in underwriting commissions for sales of Class A shares, of which $5,826 was retained by the principal underwriter or other affiliated broker-dealers for the International Fund.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $19,000, (ii) $12,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings.  For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $9,500 per year.  The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the period ended November 30, 2013 amounted to $234,584,411 and $147,591,602, respectively for the Domestic Fund and $11,961,130 and $1,726,667, respectively for the International Fund.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2013 and November 30, 2012 was as follows:

For the period ended November 30, 2013:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Risk Managed Dividend Growth	$ 1,292,471	$ 321,221	$ 1,613,692
International Risk Managed	-	-	-

For the period ended November 30, 2012:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Risk Managed Dividend Growth	$ 2,833,810	$ -	$ 2,833,810

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	and	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth	$ 4,419,904	$ 11,050,504	$ -	$ 99,105,527	$ 114,575,935
International Risk Managed	-	112	(6,445)	91,370	85,037

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments related to publicly traded partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The International Risk Managed Fund incurred and elected to defer such capital losses of $6,445.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses),  net operating losses, and adjustments related to publicly traded partnerships, resulted in reclassification for the period ended November 30, 2013 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Risk Managed Dividend Growth	$ 53	$ 253,108	$ (253,161)
International Risk Managed	(2,792)	(14,170)	16,962

6.

FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method.  After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the period was attributed to net realized and unrealized gains from securities.  For the period ended November 30, 2013, net realized and unrealized gains were $3.17, $3.15 and $2.29 on a per share basis for Class A, Class C and Class I, respectively for the Domestic Fund and $0.97, $0.98 and $0.96 on a per share basis for Class A, Class C and Class I, respectively  for the International Fund. Net realized and unrealized gains were $87,474,181, $9,041,642 and $423,277 for Class A, Class C and Class I, respectively for the Domestic Fund.  Net realized and unrealized gains were $46,385, $8,183 and $19,952 for Class A, Class C and Class I, respectively for the International Fund.

Copeland Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

7.

REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds.  For the period ended November 30, 2013, the Domestic Fund assessed $10,496, $1,095, and $44 in redemption fees for Class A, Class C and Class I shares, respectively.  The International Fund assessed $10 and $9 in redemption fees for Class A, and Class I shares, respectively.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Copeland Trust and

Shareholders of

Copeland Risk Managed Dividend Growth Fund

And Copeland International Risk Managed Dividend Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, a series of shares of Copeland Trust (the “Trust”), as of November 30, 2013, and with respect to Copeland Risk Managed Dividend Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 28, 2010 (commencement of operations) to November 30, 2011, and with respect to Copeland International Risk Managed Dividend Growth Fund, the statement of operations and changes in net assets and the financial highlights for the period December 17, 2012 (commencement of operations) to November 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, as of November 30, 2013, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2014

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	2

Trustee, Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust (2013-Present); Former Trustee, WT Mutual Fund (2008-2011); Alpha 1 Capital Funds (Hedge Fund)(2011-2013); Creative Asset Mgmt (Advisor) (since 2011); Trinity Capital Partners (Advisor) (2011-2012)

Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	2	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management (since 2014); CEO of Spider Management, University of Richmond’s Investment Office (2012-2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	2	Trustee, Context Capital Funds (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	2	Trustee, Context Capital Funds (since 2014); Trustee, FundVantage Trust (since 2009); Director, The Brandywine Funds (2011- 2013)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer ** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1990–2009).	2	None.
Eric C. Brown Year of Birth: 1969	President, Principal Executive Officer/Indefinite (since 2010)	Chief Executive Officer, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Treasurer, Principal Financial Officer/ Indefinite (since 2010)	Chief Investment Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Chief Compliance Officer, Copeland Capital Management, LLC (since 2010); Chief Operating Officer and Chief Compliance Officer, Gould Investment Partners LLC (2004–2010).	N/A	N/A
Mark S. Marrone Year of Birth: 1968	Chief Compliance Officer/Indefinite (since 2010)	Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003–2009) and Chief Compliance Officer (2004–2009) Saratoga Capital Management, LLC.	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President- Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A

  * The term "Fund Complex" refers to the Copeland Trust.

** Mr. Rorer is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-COPELAND.

Approval of the Continuance of the Management Agreement (Unaudited)

On November 19, 2013, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement (the “Agreement”) between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Fund”), and Copeland Capital Management, LLC (“Copeland”).  The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Agreement; and (2) a report and presentation by Copeland that described: (a) the nature, extent and quality of the services provided by Copeland to the Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of the Copeland Risk Managed Dividend Growth Index, which the Fund tracks; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of the Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, and relevant peer group; (g) its advisory fee arrangement with the Fund as compared to Copeland’s other similarly managed clients and relevant peer group; (h) the contractual fee and expense waiver arrangement with the Fund; (i) its compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments; (j) the costs of the services provided and the profits realized by Copeland from its relationships with the Fund; and (k) the extent to which economies of scale are relevant to the Fund as the Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders.  The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year.  In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Agreement.  As to the nature, extent and quality of the services provided by Copeland to the Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage the Fund and that they were satisfied with the quality of the services provided by Copeland in advising the Fund.

As to the costs of the services provided and the profits realized by Copeland, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Fund seemed reasonable and the benefits derived by Copeland from managing the Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

As to the management fee and expenses, the Trustees concluded that the Fund’s management fee was lower than the average management fee of the peer group and the Fund's total expense ratio, taking into account Copeland's agreement to waive fees and reimburse expenses to limit the expenses of the Fund, was comparable to the average expense ratio of the peer group.  Additionally, the Trustees considered the fees charged by Copeland for its similarly managed separate account and concluded that the management fee for the Fund was comparable to the fees for that account.  With respect to Copeland’s similarly-managed sub-advised client, the Trustees concluded that the Fund’s management fee was reasonable, considering that, unlike the sub-advised client, Copeland has additional responsibilities as investment adviser and sponsor to the Fund.

As to the Fund’s performance, the Trustees concluded that the performance of the Fund is  competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) as demonstrated by charts provided by Copeland comparing the performance of the Fund to its benchmark index, peer group and similarly managed accounts.

As to economies of scale, the Trustees noted that the Agreement does not contain breakpoints that reduce the fee rate as assets grow.  The Trustees considered the current asset level of the Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit the Fund’s expenses and concluded that the absence of breakpoints was reasonable at this time.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to the Fund and its shareholders and voted to renew the Management Agreement.

PHTRANS/ 1314270.5

Approval of the Management Agreement (Unaudited)

On November 13, 2012, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of the proposed Management Agreement (the “Agreement”) between the Trust, on behalf of the Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland Capital Management, LLC (“Copeland”).  The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Agreement; and (2) a report and presentation by Copeland that described: (a) the nature, extent and quality of the services to be provided by Copeland to the International Fund and the experience and qualifications of the personnel to provide those services; (b) Copeland’s organizational structure, financial information, level of insurance coverage and Form ADV; (c) Copeland’s investment process and the strategy of the Copeland International Risk Managed Dividend Growth Index, which the International Fund will track; (d) Copeland’s assets under management; (e) Copeland’s brokerage, soft dollar commission and trade allocation policies, including the types of research and services expected to be obtained in connection with soft dollar commissions; (f) the proposed advisory fee arrangement with the International Fund; (g) the proposed contractual fee and expense waiver arrangement with the International Fund; (h) Copeland’s compliance program to monitor and review investment decisions and to prevent and detect violations of the International Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments; (i) the estimated costs of the services to be provided and the estimated profits expected to be realized by Copeland from its relationships with the International Fund; (j) the extent to which economies of scale are relevant to the International Fund as the International Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (k) the benefits of adding the International Fund to the Trust.  The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees since the commencement of the Trust’s operations.  In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Agreement.  As to the nature, extent and quality of the services to be provided by Copeland to the International Fund, its financial condition and the experience and qualifications of the portfolio manager, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage the International Fund.

As to the estimated costs of the services to be provided and the estimated profits expected to be realized by Copeland, the Trustees concluded that they were satisfied that Copeland’s estimated level of profitability from its relationships with the International Fund seemed reasonable and the benefits to be derived by Copeland from managing the International Fund, including how it expects to use soft dollars, and the way in which it proposes to conduct portfolio transactions and select brokers, seemed reasonable.

As to the proposed management fee and estimated expenses, the Trustees noted that Copeland informed the Trustees that it does not have any international accounts that are similarly managed as the International Fund and that it has not found any other international mutual funds that are similarly managed.  Consequently, the Trustees did not evaluate the proposed management fees and expenses against fees and expenses of similarly managed international accounts or other international mutual funds.  The Trustees considered the management fee of the Trust’s domestic fund as compared to the proposed management fee of the International Fund.  Based on the information provided by the Adviser on the rationale for the slightly higher management fee for the International Fund, the Trustees concluded that the proposed management fee is reasonable compared to the current management fee for the Trust’s domestic fund.

As to economies of scale, the Trustees noted that the Agreement does not contain breakpoints that reduce the fee rate as assets grow.  The Trustees considered Copeland’s agreement to waive fees and reimburse expenses as a means to limit the International Fund’s expenses and concluded that the absence of breakpoints was reasonable at this time.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to the International Fund and its shareholders and voted to approve the Management Agreement.

Copeland Funds

DISCLOSURE OF FUND EXPENSES

November 30, 2013

As a shareholder of the Copeland Risk Managed Dividend Growth Fund and the Copeland International Risk Managed Dividend Growth Fund you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees (for Class I shares only) and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/13)	Ending Account Value (11/30/13)	Annualized Expense Ratio	Expenses Paid During the Period (6/1/13 to 11/30/13)
Actual *
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,123.40	1.45%	$ 7.72
Class C	$1,000.00	$1,118.20	2.20%	$11.68
Class I	$1,000.00	$1,124.10	1.30%	$ 6.92
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,052.60	1.60%	$ 8.23
Class C	$1,000.00	$1,048.80	2.35%	$12.07
Class I	$1,000.00	$1,053.50	1.45%	$ 7.46
Hypothetical * (5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.05	1.60%	$ 8.09
Class C	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,017.80	1.45%	$ 7.33

Copeland Funds

DISCLOSURE OF FUND EXPENSES (Continued)

November 30, 2013

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2013 (183) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE
FACTS		WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪

Affiliates from using your information to market to you

▪

Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

Investment Adviser

Copeland Capital Management, LLC

8 Tower Bridge

161 Washington Street, Suite 1650

Conshohocken, PA 19428

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Legal Counsel

Drinker Biddle & Reath, LLP

Once Logan Square, Suite 2000

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Administrator

Gemini Fund Services, LLC

80 Arkay Drive Suite 110

Hauppauge, NY 11788

Custodian

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.  The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2011, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below.  The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

2013

$ 23,000

             2012

$ 12,500

(b)

Audit-Related Fees

2013

$ 0

2012

$ 0

(c)

Tax Fees

2013

$ 5,100

2012

$ 2,500

(d)

All Other Fees

2013

$ 0

2012

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.  The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2)  Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $5,100

2012 - $2,500

(h)

Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Any code of ethics.

(a)(2)

Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Eric C. Brown

Eric C. Brown, President

Date

1/31/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Eric C. Brown

Eric C. Brown, President

Date

1/31/14

By:  /s/ Mark W. Giovanniello

Mark W. Giovanniello, Treasurer

Date

1/31/14